UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2004

GRANT PARK FUTURES FUND
LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in its Charter)

_________________

Illinois	000-50316	36-3596839
(State or other jurisdiction	(Commission file number)	(I.R.S. employer
of incorporation)	identification no.)

c/o Dearborn Capital Management, L.L.C.		60661
550 West Jackson Blvd., Suite 1300		(Zip Code)
Chicago, Illinois
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 756-4450

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

        On July 30, 2004, Grant Park Futures Fund Limited Partnership (the “Fund”), filed a copy of a broker-dealer only slide presentation to be provided to the financial advisors of the Fund’s selling agents in connection with the Fund’s ongoing selling efforts. Attached as Exhibit 99.1 is a copy of the presentation, which is incorporated herein by reference.

        Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANT PARK FUTURES FUND LIMITED PARTNERSHIP

By: Dearborn Capital Management, L.L.C.
Date: July 30, 2004	its General Partner

By: /s/ David M. Kavanagh
David M. Kavanagh
President

INDEX TO EXHIBITS

Exhibit

99.1               Grant Park Futures Fund, LP Broker-Dealer Slide Presentation

Exhibit 99.1

WALL

FOR INTERNAL USE ONLY

Grant Park Futures Fund Limited Partnership

Presented by Dearborn Capital Management

July, 2004

ALL CHARTS AND TABLES PREPARED BY DEARBORN CAPITAL MANAGEMENT, LLC

PERFORMANCE IS REPORTED NET OF FEES AND EXPENSES

THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN. AN OFFERING IS MADE ONLY BY THE PROSPECTUS.

DEARBORN CAPITAL MANAGEMENT

SECTION I

WHERE HAVE WE BEEN & WHERE ARE WE NOW?

FOR INTERNAL USE ONLY
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS
FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
DEARBORN CAPITAL MANAGEMENT

Grant Park Futures Fund, LP

Historical Performance – A Units
January, 1989 – June, 2004

Compounded Annual ROR Since Inception: 18.09%
Value of a $10,000 initial investment
as of 6/30/04: $131,568.69
Mean
Regression
Line
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

TOTAL FUND ASSETS AS OF JULY 1, 2004: $228 Million

NOTE: Performance reflected is net of all fees and expenses. Performance reflected above is not adjusted to reflect .97bp/year additional charge expensed to the B units. Had this additional charge been reflected, performance would have been lower.

FOR INTERNAL USE ONLY

DEARBORN CAPITAL MANAGEMENT

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS
FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS

Grant Park – FAQ during drawdowns

What's wrong – has anything changed?

- Essentially no, " The trend is your friend except at the end when it bends" – Ed Seykota
- In order to catch a major trend we need to stay in that trend until it is broken
- Significant reversals in several previously profitable positions including: *

  Nickel down 20%
  Silver down 31%
  U.S. Bonds down 9.8%
  Copper down 16.6%
  U.S. Dollar up 4.9%
  Soybeans down 24%

* Peak to trough monthly reversals

What leads to higher drawdowns such as these?

- Correlations amongst the market sectors we trade are unusually high
- Lack of opportunity in any one or more market sectors to make up for losses in other sectors

Are we doing anything differently in the middle of a drawdown?

- From a systematic trading standpoint, no – our trading advisors are still adhering strictly to their systems.
- The four most expensive words in the English language are "this time it's different." – Sir John Templeton

  We don't believe things are different therefore we should adhere to our proven strategy.
- As General Partner to the Fund, Dearborn continues to monitor the trading activity to ensure that our advisors are adhering strictly to their stated trading strategies.
- From a leverage standpoint, Grant Park's trading advisors have significantly reduced their trading leverage with current margin to equity for the Fund at 6.46%* versus 16.2% as of February 29th (the beginning of the current drawdown.) *As of July 1, 2004

DEARBORN CAPITAL MANAGEMENT

FOR INTERNAL USE ONLY

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS
FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS

Grant Park – Recent Leverage Profile

Margin/Equity = Risk
16.20%
12.75%
13.51%
14.34%
14.15%
9.90%
9.43%
9.44%
8.99%
9.14%
10.32%
9.39%
9.17%
10.65%
9.11%
4.17%
8.38%
7.75%
7.32%
6.46%
2/29/04 3/5/04 3/12/04 3/19/04 3/26/04 4/2/04 4/7/04 4/12/04 4/16/04 4/23/04 4/30/04 5/7/04 5/14/04 5/21/04 5/31/04 6/4/04 6/11/04 6/18/04 6/25/04 7/1/04

As drawdown increases leverage in the Fund has been reduced.

DEARBORN
CAPITAL
MANAGEMENT

FOR INTERNAL USE ONLY

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS
FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS

Grant Park Drawdown History

(Includes performance through Jun-04)

How does this drawdown compare to others?

Drawdowns Since Inception
Grant Park A Units

Drawdown	Length	Recovery	Peak	Valley
-38.87%	5	5	May-89	Oct-89
-37.34%	9	20	Nov-90	Aug-91
-36.88%	5	34	May-95	Oct-95
-21.84%	2	3	Dec-93	Feb-94
-21.36%	22	8	Sep-98	Jul-00
-20.74%	**4**	**N/A**	**Feb-04**	**Jun-04**
-16.24%	4	4	Jun-94	Oct-94
-15.80%	1	2	Apr-90	May-90
-12.96%	6	2	Oct-01	Apr-02
-9.51%	1	1	Mar-89	Apr-89
-9.16%	2	2	Aug-93	Oct-93
-8.41%	2	3	Sep-02	Nov-02
-7.49%	3	4	Mar-01	Jun-01
-7.47%	1	2	Feb-03	Mar-03
-3.29%	1	1	Jan-89	Feb-89
-2.34%	1	1	May-93	Jun-93
-1.75%	2	3	May-03	Jul-03
-0.91%	1	1	Oct-03	Nov-03
	72	**96**	**168**	
% of Total Mos:	**38.71%**	**51.61%**	**90.32%**	
Total # of Mos:			**186**	

Drawdowns Since April -1998
Grant Park A Units

Drawdown	Length	Recovery	Peak	Valley
-21.36%	22	8	Sep-98	Jul-00
-20.74%	**4**	**0**	**Feb-04**	**Jun-04**
-12.96%	6	2	Oct-01	Apr-02
-8.41%	2	3	Sep-02	Nov-02
-7.49%	3	4	Mar-01	Jun-01
-7.47%	1	2	Feb-03	Mar-03
-7.46%	1	4	Mar-98	Apr-98
-1.75%	2	3	May-03	Jul-03
-0.91%	1	1	Oct-03	Nov-03

FOR INTERNAL USE ONLY

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS
FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS

DEARBORN
CAPITAL
MANAGEMENT

Grant Park Drawdown History

(Includes performance through Jun-04)

How does this drawdown compare to others? Cont'd.

Consecutive Losing Periods > Than 10% Grant Park A Units			
Run-Down	Length	Start Date	End Date
-37.22%	3	Aug-89	Oct-89
-36.88%	5	Jun-95	Oct-95
-26.59%	5	Jan-92	May-92
-26.04%	3	Dec-90	Feb-91
-21.84%	2	Jan-94	Feb-94
-20.74%	4	Mar-04	Jun-04
-15.80%	1	May-90	May-90
-15.67%	3	Jan-96	Mar-96
-12.64%	2	Jul-91	Aug-91
-12.04%	2	Sep-92	Oct-92
-11.85%	2	Jul-94	Aug-94
-10.84%	2	Dec-94	Jan-95

FOR INTERNAL USE ONLY

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS

DEARBORN CAPITAL MANAGEMENT

Grant Park Drawdown History

(Includes performance through Jun-04)

How does Grant Park recover from its drawdowns?

Grant Park (A Units) 10 Worst Drawdowns and 12 Month Recovery

Drawdown	Start Date	Valley Date	12 Month Recovery from Valley Date
(38.87%)	May-89	Oct-89	303.33%
(37.34%)	Nov-90	Aug-91	43.85%
(36.88%)	May-95	Oct-95	20.95%
(21.84%)	Dec-93	Feb-94	65.28%
(21.36%)	Sep-98	Jul-00	23.39%
(20.74%)	**Feb-04**	**Jun-04**	**N/A**
(16.24%)	Jun-94	Oct-94	16.31%
(15.80%)	Apr-90	May-90	39.57%
(12.96%)	Oct-01	Apr-02	28.58%
(9.51%)	Mar-89	Apr-89	87.70%
(9.16%)	Aug-93	Oct-93	27.54%

FOR INTERNAL USE ONLY

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS

DEARBORN CAPITAL MANAGEMENT

Grant Park Drawdown History
(Includes performance through Jun-04)

How does Grant Park recover from its drawdowns? – cont'd

Grant Park (A Units) Drawdowns in Excess of 15% - Risk/Reward Analysis

Performance when investor enters after 15% Drawdown

(As of 30-June-2004)

Start Date	Threshold Date	Valley Date	Recovery Date	Drawdown after -15% threshold	Total Drawdown from Peak	Cumulative Monthly Performance after Threshold Date			
						3 Months	6 Months	12 Months	24 Months
May-89	Aug-89	Oct-89	Mar-90	-19.80%	-38.87%	-15.50%	21.96%	167.21%	108.41%
Nov-90	Feb-91	Aug-91	Apr-93	-15.28%	-37.34%	-6.69%	-15.28%	-1.51%	25.40%
May-95	Jul-95	Oct-95	Aug-98	-24.93%	-36.88%	-24.93%	-9.43%	-21.85%	11.40%
Dec-93	Feb-94	Feb-94	May-94	0.00%	-21.84%	44.13%	45.16%	65.28%	67.24%
Sep-98	Oct-99	Jul-00	Mar-04	-4.30%	-21.36%	4.04%	-0.98%	-1.65%	32.65%
Feb-04	Jun-04	N/A	N/A	N/A	-20.74%	N/A	N/A	N/A	N/A
Jun-94	Oct-94	Oct-94	Feb-95	0.00%	-16.24%	2.98%	60.33%	16.31%	40.68%
Apr-90	May-90	May-90	Jul-90	0.00%	-15.80%	62.47%	102.24%	39.57%	34.74%

Threshold Date- When drawdown becomes more than -15%

Cumulative Monthly Peformance after Threshold Date- Performance when investor enters after threshold date when drawdown is more than -15%

FOR INTERNAL USE ONLY

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS
FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS

DEARBORN CAPITAL MANAGEMENT

Grant Park is a Long-Term Investment Strategy

(Includes performance information from Jan-89 through Jun-04)

"Managed futures investments are best used as long term vehicles with a potential for aggressive growth. They are meant to be a piece of the portfolio pie and not the whole pie itself. Their true benefit is found when properly mixed with other traditional assets such as mutual funds, bonds, stocks, money market funds and CD's." – Jim Hamer, President, Hamer Trading Inc.

Compounded Annualized ROR	
Since Inception	Without the Best 10 Months
18.09%	2.09%

Throughout this presentation performance statistics reflected for Grant Park were that of the A Units which carry an additional 0.97% in fees and expenses over the B Units. Most new investors will purchase the B Units. Had the additional fees and expenses of the B Units been reflected performance for the A Units would have been lower. Some information contained herein may not have been audited. For a complete discussion of the fees and expenses and detailed performance information on both the A and B Units please refer to the Prospectus.

FOR INTERNAL USE ONLY

DEARBORN
CAPITAL
MANAGEMENT

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS
FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS

SECTION II

WHERE ARE WE GOING?

FOR INTERNAL USE ONLY
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS
FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS

DEARBORN
CAPITAL
MANAGEMENT

Winton Capital Management

- Located in London, United Kingdom.
- Principal Founder and shareholder is David Harding. Graduated in 1982 from Cambridge University with a Honors Degree in Natural Sciences specializing in Theoretical Physics.
- Co-Founded Adam, Harding and Lueck Ltd. ("AHL") in 1987, a United Kingdom registered CTA. Acquired by MAN Group, David Harding became managing director of MAN Quantitative Research in 1995.
- Founded Winton June 1997, began trading October 1997.
- Systematic diversified trend following program.
- Currently manages approximately $700M.

FOR INTERNAL USE ONLY

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS
FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS

DEARBORN CAPITAL MANAGEMENT

WINTON PERFORMANCE STATISTICS
October 1997 - May 2004

Annual Returns Table	1997	1998	1999	2000	2001	2002	2003	2004 YTD	AVG
Annual Return	3.49%	52.17%	15.08%	10.43%	7.12%	18.35%	27.69%	4.16%	20.77%
Year End VAMI	1,034.88	1,574.78	1,812.22	2,001.28	2,143.85	2,537.17	3,239.62	3,374.36	
Year End Assets (Mil.)	1.9	16.2	113.4	147.4	276.8	207	321.15	702.54	267.96
Maximum Annual Runup	18.91%	52.17%	24.23%	27.99%	21.57%	40.15%	27.69%	14.59%	34.10%
Maximum Annual Draw Down	-12.97%	-5.70%	-14.56%	-13.72%	-11.88%	-15.56%	-10.80%	-9.35%	-14.18%

Drawdown	Length	Recovery	Peak	Valley
-25.59%	4	10	Oct-01	Feb-02
-14.56%	6	2	Apr-99	Oct-99
-13.72%	9	3	Dec-99	Sep-00
-12.97%	1	2	Sep-97	Oct-97
-10.80%	1	2	Feb-03	Mar-03
-10.23%	3	4	Mar-01	Jun-01
-9.35%	2	0	Feb-04	Apr-04
-5.84%	2	5	May-03	Jul-03
-5.70%	1	2	Sep-98	Oct-98
-3.98%	1	1	Feb-99	Mar-99
-1.63%	1	1	Mar-98	Apr-98
-1.38%	1	1	Dec-98	Jan-99

Comparative Statistics	
Compound Annualized ROR	20.01%
Annualized Standard Deviation	23.06%
Annualized Sharpe Ratio*	0.70
% of Profitable Months	58.75%
Average 1 Month Gain	6.19%
Average 1 Month Loss	-4.57%

* Assumes a 5% risk free rate

The above performance figures are from the trading advisor's composite performance tables representing the composite performance of all accounts traded under these trading programs. Although Dearborn believes the information provided is reliable, Dearborn has not independently verified such information and cannot guarantee its accuracy or completeness. Fees, expenses and performance of individual accounts making up the composite track records will differ from that of the Fund. No representation is made that an investor in the Fund will or is likely to achieve results comparable to those shown, or will make any profit or will not suffer losses. For a more complete discussion of the trading advisors and a more complete discussion of the Fund's performance and its fee structure, please refer to the Prospectus.

FOR INTERNAL USE ONLY

DEARBORN
CAPITAL
MANAGEMENT

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS
FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS

Saxon Investment Corporation

- Located in Sequim, Washington.
- Principal Founder and shareholder is Howard Seidler. Graduated in 1980 from the Massachusetts Institute of Technology with a degree in Chemical Engineering and Management Science.
- Traded futures for Mr. Richard Dennis, Jr. from 1984 through 1988.
- Began managing customer funds in September 1988.
- Systematic diversified trend following strategy.
- Two programs available; Diversified and Aggressive Diversified. Approximately $43M in Aggressive Diversified (2XL) and approximately $6M in Diversified.
- Grant Park will employ Diversified.

FOR INTERNAL USE ONLY

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS
FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS

DEARBORN CAPITAL MANAGEMENT

SAXON DIVERSIFIED PROGRAM PERFORMANCE STATISTICS

Jan 1997 May 2004

Annual Returns Table	1997	1998	1999	2000	2001	2002	2003	2004 YTD	AVG
Annual Return	7.09%	20.60%	14.84%	22.45%	9.34%	19.98%	45.75%	2.54%	19.23%
Year End VAMI	1,070.85	1,291.70	1,483.62	1,816.74	1,986.36	2,383.32	3,473.67	3,561.90	
Year End Assets (Mil.)	1.6	1.5	1.6	1.7	1.5	1.7	2.4	5.60	2.20
Maximum Annual Runup	23.21%	39.57%	18.54%	22.97%	18.48%	50.16%	45.75%	9.77%	30.80%
Maximum Annual Draw Down	-15.33%	-10.60%	-8.43%	-5.25%	-6.77%	-15.98%	-6.92%	-6.66%	-10.24%

Drawdown History

Drawdown	Length	Recovery	Peak	Valley
-21.44%	11	2	Jul-97	Jun-98
-15.98%	2	3	Sep-02	Nov-02
-13.92%	6	2	Oct-01	Apr-02
-8.43%	1	3	Apr-99	May-99
-7.67%	2	2	Mar-97	May-97
-6.92%	1	2	Feb-03	Mar-03
-6.66%	1	0	Mar-04	Apr-04
-5.30%	1	1	Oct-03	Nov-03
-5.25%	2	1	Aug-00	Oct-00
-4.77%	5	2	Dec-00	May-01
-4.40%	2	4	Oct-98	Dec-98
-3.51%	1	1	Mar-00	Apr-00
-3.26%	1	2	Sep-99	Oct-99
-2.46%	1	3	May-03	Jun-03
-1.51%	1	2	Jul-01	Aug-01
-0.42%	1	1	Dec-99	Jan-00

Comparative Statistics

Compound Annualized ROR	18.68%
Annualized Standard Deviation	21.30%
Annualized Sharpe Ratio*	0.68
% of Profitable Months	59.55%
Average 1 Month Gain	5.32%
Average 1 Month Loss	-3.84%

*Assumes a 5% risk free rate

The above performance figures are from the trading advisor's composite performance tables representing the composite performance of all accounts traded under these trading programs. Although Dearborn believes the information provided is reliable, Dearborn has not independently verified such information and cannot guarantee its accuracy or completeness. Fees, expenses and performance of individual accounts making up the composite track records will differ from that of the Fund. No representation is made that an investor in the Fund will or is likely to achieve results comparable to those shown, or will make any profit or will not suffer losses. For a more complete discussion of the trading advisors and a more complete discussion of the Fund's performance and its fee structure, please refer to the Prospectus.

FOR INTERNAL USE ONLY

DEARBORN CAPITAL MANAGEMENT

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS

WALL

FOR INTERNAL USE ONLY

Grant Park Futures Fund Limited Partnership

Presented by Dearborn Capital Management

February, 2004

ALL CHARTS AND TABLES PREPARED BY DEARBORN CAPITAL MANAGEMENT, LLC

PERFORMANCE IS REPORTED NET OF FEES AND EXPENSES

THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN. AN OFFERING IS MADE ONLY BY THE PROSPECTUS.

DEARBORN
CAPITAL
MANAGEMENT